UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2011

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3972986 (I.R.S. Employer Identification Number)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On October 10, 2011, Compass Minerals International, Inc. ("Compass Minerals") and Ron Bryan, Vice President & General Manager, Specialty Fertilizer business of Compass Minerals, in connection with a planned phased-retirement process, agreed that Mr. Bryan's employment status will change from full time to part-time effective January 1, 2012. Mr Bryan will no longer be an executive officer at that time.

(e)
In connection with Mr. Bryan's phased retirement, Mr.Bryan's base compensation will be reduced by 50% effective January 1, 2012, and following that date Mr. Bryan will no longer participate in the Company's annual and long-term incentive compensation programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 12, 2011	COMPASS MINERALS INTERNATIONAL, INC.

	By:	/s/ Rodney L. Underdown
	Name:	Rodney L. Underdown
Vice President and Chief Financial Officer